UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 14, 2022

Date of Report (Date of earliest event reported)

Equillium, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38692	82-1554746
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2223 Avenida de la Playa Suite 105 La Jolla, California		92037
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 412-5302

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EQ	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

EXPLANATORY NOTE

On February 16, 2022, Equillium, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K) with the Securities and Exchange Commission to report its entry into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 14, 2022, by and among the Company, Project JetFuel Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), Bioniz Therapeutics, Inc., a Delaware corporation (“Bioniz”), and Kevin Green, solely in his capacity as representative of the securityholders of Bioniz. Pursuant to the terms and conditions of the Merger Agreement, Merger Sub merged with and into Bioniz (the “Merger”) whereupon the separate corporate existence of Merger Sub ceased, with Bioniz continuing as the surviving corporation of the Merger as a wholly-owned subsidiary of the Company.

This Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) amends the Original Form 8-K to include the financial information required under Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Bioniz as of and for the year ended December 31, 2020, together with the notes thereto and auditor’s report thereon, are attached hereto as Exhibit 99.1 and are incorporated herein by reference. The consent of Ernst & Young LLP, the independent auditors of Bioniz, is attached hereto as Exhibit 23.1 to this Amendment.

The unaudited interim condensed interim financial statements of Bioniz as of September 30, 2021, together with the notes thereto are attached as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated combined balance sheet for the Company and Bioniz as of September 30, 2021 and unaudited pro forma consolidated combined statements of operations for the Company and Bioniz for the year ended December 31, 2020 and for the nine months ended September 30, 2021 that give effect to the acquisition of Bioniz are attached as Exhibit 99.3 and are incorporated herein by reference.

(c) Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, independent auditors.
99.1	Audited financial statements of Bioniz as of and for the year ended December 31, 2020.
99.2	Unaudited interim condensed financial statements as of September 30, 2021.
99.3

Unaudited pro forma consolidated combined balance sheet for the Company and Bioniz as of September 30, 2021 and unaudited pro forma consolidated combined statements of operations for the Company and Bioniz for the nine months September 30, 2021 and year ended December 31, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equillium, Inc.

Dated: May 2, 2022
	By:	/s/ Bruce Steel
Bruce Steel
Chief Executive Officer